UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
November 24, 2009

FRESCA WORLDWIDE TRADING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or other jurisdiction of incorporation)	333-145882 (Commission File Number)	42-1689313 (IRS Employer Identification No.)

7337 Oswego Road Liverpool, NY (Address of principal executive offices)	13090 (Zip Code)

Registrant’s telephone number, including area code: (315) 703-9014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Termination of a Material Definitive Agreement.

On September 26, 2008 Fresca Worldwide Trading Corporation (the “Company”) entered into a material definitive agreement with Belmont Partners, LLC (“Belmont”)  through which Belmont acquired 1,975,000  shares of common shares of the Company for $395,000.00 (the “Share Purchase Agreement”).

On January 10, 2009, the parties amended the Share Purchase Agreement to revise the purchase price of the shares from $395,000 to $195,000.

On November 24, 2009, the parties terminated the Share Purchase Agreement with immediate effect.  Pursuant to such termination, Belmont returned the 1,975,000  shares of common shares of the Company for cancellation and the Company returned the $195,000.00 it received from Belmont as consideration of the shares to Belmont.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 24, 2009, the board of directors appointed Ms. Margaret A. Burton as director and President of the Company.

Ms. Margaret A. Burton, 46, is a graduate of Trident Charleston Technical and Onondaga Medical Career School and has earned a Teaching Assistant Certification from the New York State Dept. of Education.  Ms. Burton was employed as a Teaching Assistant by  Jamesville-Dewitt Central School from October 9, 1997 through November of 2000.  She was employed as Parent Advocate by the Jamesville-Dewitt School District from September 2002 through June 2005.  Since September 2005, she has been employed part-time as a Teaching assistant with Jamesville-Dewitt Central School and from September 2006 has been the After-School Staff Supervisor for Casey’s Place at the Elmcrest Children’s Center.  Ms. Burton began serving as a Director and Secretary of Fresca Worldwide Trading Corp. in January 2006 and as sole Officer and Director, President, CEO and Secretary from June 27, 2007 to September 26, 2008.

There is no family relationship between Ms. Burton and our other officer and director, Mr. Joseph Meuse.  Except for this Company, Ms. Burton is not a director or officer of any company. Except for her previous position as the Company’s sole officer and director, President, Chief Executive Officer and Secretary, Ms. Burton has not had any transaction dealings with the Company since the beginning of our last fiscal year.

Ms. Burton will not be receiving any compensation for being the Company’s President and director.

Also on November 24, 2009,  Mr. Joseph Meuse resigned as director and President of the Company to pursue his personal interests.

With his resignation, Ms. Burton shall be the sole director and President of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESCA WORLDWIDE TRADING CORPORATION

Dated: November 24,  2009

By:  /s/ Joseph Meuse

Name: Joseph Meuse

Title:   Ex- President and Ex-Director

Dated: November 24,  2009

By:  /s/ Margaret A. Burton

Name: Margaret A. Burton

Title:   President and  Director